FORM OF JSNS
     Form of JSNs. The JSNs are to be substantially in the following form and will bear any legend required by Section 2.4 of the Indenture and include the Trustee’s certificate of authentication in the form required by Section 2.5 of the Indenture:

No. Issue Date:	Principal Amount: $
HUNTINGTON BANCSHARES INCORPORATED
[ ]% JUNIOR SUBORDINATED NOTES DUE 2067
     HUNTINGTON BANCSHARES INCORPORATED, a corporation organized and existing under the laws of Ohio (hereinafter called the “Company”, which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to         , or registered assigns, the principal sum of ($        ) and all accrued and unpaid interest thereof on May ___, 2067, or if such day is not a Business Day, the following Business Day (the “Final Repayment Date”).
     The Company further promises to pay interest on said principal sum from and including May ___, 2007, or from and including the most recent Interest Payment Date on which interest has been paid or duly provided for, until the principal thereof is paid or made available for payment. Interest shall be payable (i) semi-annually in arrears on May ___and November ___of each year, beginning on November ___, 2007 until May ___, 2017, (ii) quarterly in arrears on February ___, May ___, August ___and November ___of each year, beginning on August ___, 2017 until May ___, 2047, and (iii) monthly in arrears on the 15th day of each month thereafter (each such date, an “Interest Payment Date”), at the rate of (i) ___% per annum, from and including May ___, 2007 to but excluding May ___, 2017, (ii) an annual rate equal to three-month LIBOR plus ___%, from and including May ___, 2017 to but excluding May ___, 2047, and (iii) an annual rate equal to one-month LIBOR plus ___% thereafter (computed on the basis of (i) a 360-day year comprised of twelve 30-day months with respect to any Interest Period ending on or prior to May ___, 2017 and (ii) a 360-day year and the actual number of days elapsed with respect to any other Interest Period), plus Additional Interest, if any; provided, however, if any Interest Payment Date described in clauses (ii) or (iii) of this paragraph falls on a day that is not a Business Day, the applicable Interest Payment Date shall instead occur on the immediately succeeding Business Day. Accrued interest that is not paid on the applicable Interest Payment Date (after giving effect to the adjustments described in the last sentence of Section 2.4(b) of the Supplemental Indenture), including interest deferred pursuant to Section 2.5 of the Supplemental Indenture, will bear Additional Interest, to the extent permitted by law, at the then-applicable rate described in the second sentence of this paragraph, from the relevant Interest Payment Date, compounded on each subsequent Interest Payment Date. If any Interest Payment Date on or prior to the regularly scheduled Interest Payment Date in May, 2017 occurs on a day that is not a Business Day, the payment of interest for such Interest Payment Date shall be made (or such interest shall be made available for payment) on the next succeeding Business Day with the same force and effect as if such payment were made on the relevant Interest Payment Date. A “Business Day” will mean any day other than a Saturday, Sunday, or any other day on which banking institutions and trust companies in New York, New York or Columbus, Ohio, are permitted or required by any applicable law to close, or on or after May [ ], 2017, a day that is not a London banking day. A “London banking day” means any day on which commercial banks are open for general business (including dealings in deposits in U.S. dollars) in London, England. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest installment, which will be the date that is the last day of the month immediately preceding the month in which such Interest Payment Date falls (whether or not a Business Day). Any such interest installment not so punctually paid or duly provided for (other than interest deferred in accordance with the next paragraph) will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof will be given to Holders of Securities of this series not less than 10 days before such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
     So long as no Event of Default has occurred and is continuing, the Company has the right at any time or from time to time during the term of this Security to defer payment of interest on this Security for one or more consecutive Interest Periods up to 10 years; provided, however, that no Deferral Period will extend beyond the Final Repayment Date or the earlier redemption of any Securities of this series. Upon the termination of any Deferral Period and upon the payment of all deferred interest then due, the Company may elect to begin a new Deferral Period, subject to the above requirements. Except as provided in Section 2.7 of the Supplemental Indenture, no interest will be due and payable during a Deferral Period except at the end thereof.
     So long as any Securities remain outstanding, if the Company has given notice of its election to defer interest payments on the Securities but the related Deferral Period has not yet commenced or a Deferral Period is continuing, the Company will not, and will not permit any Subsidiary of the Company to, (i) declare or pay any dividends or distributions, or redeem, purchase, acquire or make a liquidation payment with respect to any shares of the Company’s capital stock, (ii) make any payment of principal of or interest or premium, if any, on or repay, purchase or redeem any debt securities or guarantees of the Company that rank upon the Company’s liquidation on a parity with this Security (including this Security, the “Parity Securities”), or junior in interest to this Security (except for partial payments of interest with respect to the Security) or (iii) make any payments under any guarantee by the Company that ranks junior to the Guarantee Agreement (other than (a) any purchase, redemption or other acquisition of shares of the Company’s capital stock in connection with (1) any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more of its employees, officers, directors or consultants, (2) a dividend reinvestment or stockholder purchase plan, (3) transactions effected by or for the account of customers of the Company or any of its affiliates or in connection with the distribution, trading or market-making in respect of the Trust Preferred Securities or (4) the issuance of the Company’s capital stock, or securities convertible into or exercisable for such capital stock, as consideration in an acquisition transaction entered into before the applicable Deferral Period; (b) any exchange or conversion of any class or series of the Company’s capital stock, or the capital stock of one of its subsidiaries, for any other class or series of the Company’s capital stock, or any class or series of the Company’s indebtedness for any class or series of its capital stock; (c) any purchase of fractional interests in shares of the Company’s capital stock pursuant to the conversion or exchange provisions of such capital stock or the securities being converted or exchanged; (d) any declaration of a dividend in connection with any rights plan, or the issuance of rights, stock or other property under any rights plan, or the redemption or purchase of rights pursuant thereto; (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks equally with or junior to such stock); (f) any payment of current or deferred interest on Parity Securities that is made pro rata to the amounts due on such Parity Securities, provided that such payments are made in accordance with Section 2.7(c) of the Supplemental Indenture to the extent it applies, and any payments of deferred interest on Parity Securities that, if not made, would cause the Company to breach the terms of the instrument governing such Parity Securities or (g) any payment of principal in respect of Parity Securities having the same scheduled maturity date as this Security, as required under a provision of such Parity Securities that is substantially the same as the provision described in Section 2.2 of the Supplemental Indenture, and that is made on a pro rata basis among one or more series of Parity Securities having such a provision). In addition, if any Deferral Period lasts longer than one year, the Company will not repurchase or acquire any securities ranking junior to or equal with any of its Qualifying APM Securities the proceeds of which were used to settle deferred interest during the relevant Deferral Period before the first anniversary of the date on which all deferred interest on this Security has been paid before the first anniversary of the date on which all deferred interest on this Security has been paid, subject to the exceptions listed above.

     The Company will give written notice of its election to begin or extend any Deferral Period, (x) if the Property Trustee, on behalf of the Trust, is the sole holder of the Securities, to the Property Trustee and the Delaware Trustee not more than 30 Business Days and at least five Business Days before the earlier of (A) the next succeeding date on which the distributions on the Trust Preferred Securities are payable and (B) the date the Property Trustee is required to give notice to holders of the Trust Preferred Securities of the record or payment date for the related distribution, or (y) if the Property Trustee, on behalf of the Trust, is not the sole Holder of the Securities, to Holders of the Securities and the Trustee at least five Business Days before the next Interest Payment Date.
     Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the United States, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made (i) by check mailed to the address of the Person entitled thereto as such address will appear in the Securities Register or (ii) by wire transfer in immediately available funds at the bank account number as may be designated by the Person entitled thereto as specified in the Securities Register in writing not less than ten days before the relevant Interest Payment Date.
     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and will be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions will for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security will not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

HUNTINGTON BANCSHARES INCORPORATED

By:

Attest:
Secretary or Assistant Secretary
Trustee’s Certificate of Authentication
     This is one of the Securities of the series designated therein referred to in the Indenture referred to hereinafter.

THE BANK OF NEW YORK, as Trustee

By:
Authorized Officer
(FORM OF REVERSE OF JSNs)
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under the Junior Subordinated Indenture, dated as of May ___(herein called the “Base Indenture”), between the Company and The Bank of New York, as trustee (the “Trustee”), as amended and supplemented by the Supplemental Indenture, dated as of May ___, 2007, between the Company and the Trustee (the “Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), to which Indenture and all other indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. By the terms of the Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest, rank and in any other respect provided in the Indenture.
     All terms used in this Security that are defined in the Indenture or in the Amended and Restated Declaration of Trust, dated as of May ___, 2007, as amended (the “Amended Declaration”), for Huntington Capital III among Huntington Bancshares Incorporated, as Sponsor, The Bank of New York, as the Property Trustee and the Delaware Trustee, and the Administrative Trustees, will have the meanings assigned to them in the Indenture or the Amended Declaration, as the case may be.
     This Security shall be redeemable, at the Company’s option, at any time, including on or after the Scheduled Maturity Date. The Company may redeem this Security (i) in whole or in part on May ___, 2017 or May ___, 2027 (or if either such date is not a Business Day, on the immediately following Business Day); (ii) in whole but not in part at any time within 90 days after the occurrence of a Capital Treatment Event or Investment Company Event; (iii) in whole but not in part at any time after May ___, 2017 and within 90 days after the occurrence of a Tax event; or (iv) in whole or in part on or after May ___, 2037, including on or after the Scheduled Maturity Date, in each case at a redemption price equal to 100% of the principal amount of this Security to be redeemed plus accrued and unpaid interest to the Redemption Date. In all other cases, the redemption price will equal the applicable Make-Whole Redemption Price. Securities of this series shall be subject to partial redemption only in the amount of $1,000 or integral multiples thereof.
     No sinking fund is provided for the Securities.
     The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth in the Indenture.
     The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Company and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security will be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
     As provided in and subject to the provisions of the Indenture, if an Event of Default with respect to the Securities at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the entire principal amount and all accrued but unpaid interest of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders); provided that, in the case of the Securities issued to and held by Huntington Capital III, or any trustee thereof or agent therefor, if upon an Event of Default, the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities fails to declare the entire principal and all accrued but unpaid interest of all the Securities to be immediately due and payable, the holders of at least 25% in aggregate Liquidation Amount of the Trust Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration the principal amount of and the accrued but unpaid interest (including any Additional Interest); and on all the Securities will become immediately due and payable; provided that the payment of principal and interest (including any Additional Interest) on such Securities will remain subordinated to the extent provided in Article XIV of the Base Indenture.
     So long as any Securities are held by or on behalf of Huntington Capital III, any holder of the Trust Preferred Securities issued by the Huntington Capital III shall have the right, upon (i) the breach by the Company of its obligations under Section 2.2(a)(v) of the Supplemental Indenture to issue Qualifying Capital Securities or Section 2.7(a) of the Supplemental Indenture to issue Qualifying APM Securities or (ii) the occurrence of an Event of Default described in Section 2.9(a) of the Supplemental Indenture, to institute a suit directly against the Company (a) in the case of (i) above, to enforce such obligations or for such other remedies as may be available and (b) in the case of (ii) above, for enforcement of payment to such holder of principal of (premium, if any) and (subject to Section 3.8 of the Base Indenture) interest (including any Additional Interest) on the Securities having a principal amount equal to the aggregate Liquidation Amount (as defined in the Amended Declaration) of such Trust Preferred Securities.
     The Holder of this Security, by such Holder’s acceptance hereof, agrees that if a Bankruptcy Event of the Company shall occur before the redemption or repayment of such Security, such Holder shall have no claim for, and thus no right to receive, any deferred interest pursuant to Section 2.5 of the Supplemental Indenture that has not been paid pursuant to Sections 2.5 and 2.7 of the Supplemental Indenture to the extent the amount of such interest exceeds the sum of (x) interest (including any compounded interest thereon) that relates to the earliest two years of the portion of the Deferral Period for which interest has not been paid and (y) an amount equal to such Holder’s pro rata share of the excess, if any, of the Preferred Stock Issuance Cap over the aggregate amount of net proceeds from the sale of Qualifying Preferred Stock that the Company has applied to pay such deferred interest pursuant to the Alternative Payment Mechanism; provided that such Holder shall be deemed to agree that, to the extent the remaining claim exceeds the amount set forth in clause (x), the amount it receives in respect of such excess shall not exceed the amount it would have received the claim for such excess ranked equally with the interests of the Holders, if any, of Qualifying Preferred Stock.
     No reference herein to the Indenture and no provision of this Security or of the Indenture will alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained under Section 10.2 of the Base Indenture duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Before due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent will be affected by notice to the contrary.
     The Securities are issuable only in registered form without coupons in minimum denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.
     The Company and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree to treat for United States Federal income tax purposes (i) the Securities as indebtedness of the Company, and (ii) the stated interest on the Securities as ordinary interest income that is includible in the Holder’s or beneficial owner’s gross income at the time the interest is paid or accrued in accordance with the Holder’s or beneficial owner’s regular method of tax accounting, and otherwise to treat the Securities as described in the Prospectus Supplement.
The Indenture and this Security will be governed by and construed in accordance with the laws of the State of New York.
     This is one of the Securities referred to in the within mentioned Indenture.
ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned assigns and transfers this Security to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

agent to transfer this Security on the books of the Securities Registrar. The agent may substitute another to act for him or her.

Dated:	Signature:

Signature Guarantee:
(Sign exactly as your name appears on the other side of this Security)
     Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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